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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
      March 20, 2000 (March 16, 2000)


                       PRECISION OPTICS CORPORATION, INC.

           -----------------------------------------------------------

             (Exact name of registrant as specified in its charter)

Massachusetts                         001-10647                    04-2795294
------------------               ------------------            ---------------
(State or other jurisdiction of      (Commission              (I.R.S. Employer
of incorporation or organization)    File Number)            Identification No.)

                 22 East Broadway, Gardner, Massachusetts 01440
         ---------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:          (978) 630-1800


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Item 5.           Other Events.

         The Registrant recently completed a private placement of shares of its Common Stock, par value $.01 per share. The private placement is described in press releases issued by the Registrant on March 20, 2000 and March 16, 2000, which are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits. The following exhibits are filed herewith:

        99.1  Press release issued on March 20, 2000

        99.2  Press release issued on March 16, 2000

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PRECISION OPTICS CORPORATION, INC.

Date:  March 20, 2000          By: /S/ JACK P. DREIMILLER
                                  ----------------------------------------------
                                  Name:    Jack P. Dreimiller
                                  Title:   Senior Vice President, Finance and
                                           Chief Financial Officer


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                       PRECISION OPTICS CORPORATION, INC.

                            EXHIBIT INDEX

EXHIBIT NO.          EXHIBIT DESCRIPTION
-----------          -------------------
99.1                 Press release issued on March 20, 2000
99.2                 Press release issued on March 16, 2000